Exhibit 99.1

Open Text Reports Third Quarter Fiscal Year 2013 Financial Results and Announces Quarterly Dividend Program
Waterloo, ON, April 24, 2013 - Open Text(TM) Corporation (NASDAQ:OTEX) (TSX: OTC), announced today its financial results for the third quarter ended March 31, 2013.
Financial Highlights for Q3 FY13 (1)

•	Total revenue for the period was $337.7 million, up 16% Y/Y

•	License revenue was $69.0 million, up 13% Y/Y

•	Cloud services revenue was $44.4 million

•	Non-GAAP-based EPS, diluted was $1.26 compared to $1.01 Y/Y, up 25% Y/Y; GAAP-based EPS, diluted was $0.44 compared to $0.59 Y/Y (2)

•	Non-GAAP-based income from operations was $90.4 million and 27% of revenues; GAAP-based income from operations was $40.9 million and 12% of revenues (2)

•	Operating cash flow was $116.8 million compared to $96.6 million Y/Y, up 21%Y/Y, with an ending cash balance of $446.9 million.

"We are committed to delivering value to our stockholders through technology innovation, strategic acquisitions and now through a dividend,” said OpenText CEO Mark J. Barrenechea. "We generated $333.1 million in operating cash flow over the last twelve months and we are running our business at record operating margins. We have always been committed to rewarding our stockholders' investments in OpenText and the Board has decided that it is the right time to declare a dividend for our stockholders.”

Business Highlights

•	Services, technology and consumer goods industries saw the most demand

•	8 license transactions over $1 million and 13 license transactions between $500K and $1 million

•	Customer successes in the third quarter include Enbridge, The Planning Inspectorate, Freescale, RS Components, Toray, Hydro Quebec, YPTO, CGI, SSE plc, Volvo and Hoffman-La Roche

•
OpenText announces 7 new products: OpenText InfoFusion 1.0, StreamServe 5.6, OpenText SecureiX, Employee File Management (EFM) software for use with SAP® solutions, OpenText Smart Process Applications, OpenText Archive, OpenText Media Management 7.2

•	OpenText acquires Resonate Knowledge Technologies

•	OpenText appoints Kevin Cochrane as Chief Marketing Officer

•	Gartner recognizes OpenText in Business Process Management suites report

•	Independent research firm highlights OpenText's BPM capabilities

•	OpenText honored as 2013 SAP® Pinnacle Award recipient

Dividend Program Highlights

The Company also announced today that it has adopted a policy to declare non-cumulative quarterly dividends to holders of its common shares. The Board of Directors has declared an initial dividend of $0.30 per share, payable on June 21, 2013, to shareholders of the Company of record on May 31, 2013.

The dividends to be paid on June 21, 2013 are designated as “eligible dividends” for the purpose of section 89 of the Income Tax Act (Canada).

Summary of Quarterly Results
	Q3 FY13	Q2 FY13	Q3 FY12	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$337.7	$352.2	$292.3	(4.1)%		15.5%
GAAP-based gross margin	64.2%	65.2%	63.6%	(100)	bps	60	bps
GAAP-based operating income margin	12.1%	19.1%	9.3%	(700)	bps	280	bps
GAAP-based EPS, diluted	$0.44	$1.04	$0.59	(57.7)%		(25.4)%
Non-GAAP-based gross margin (2)	71.2%	71.8%	71.0%	(60)	bps	20	bps
Non-GAAP-based operating margin (2)	26.8%	32.1%	25.2%	(530)	bps	160	bps
Non-GAAP-based EPS, diluted (2)	$1.26	$1.58	$1.01	(20.3)%		24.8%

Summary of Year to Date Results
	Q3 FY13	Q2 FY13	Q3 FY12	% Change (Y/Y) (bps)
Revenue (million)	$1,016.1	$678.4	$901.8	12.7%
GAAP-based gross margin	64.2%	64.1%	65.2%	(100)	bps
GAAP-based operating income margin	14.6%	15.8%	12.2%	240	bps
GAAP-based EPS, diluted	$1.80	$1.37	$2.00	(10.0)%
Non-GAAP-based gross margin (2)	71.2%	71.1%	72.3%	(110)	bps
Non-GAAP-based operating margin (2)	29.2%	30.5%	27.2%	200	bps
Non-GAAP-based EPS, diluted (2)	$4.14	$2.89	$3.43	20.7%

Conference Call Information

The public is invited to listen to the earnings conference call at 5:00 p.m. ET (2:00 p.m. PT) by dialing 800-814-4859 (toll-free) or 416-644-3414 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at
http://www.opentext.com/2/global/ex_event.html?evtype=events&id=701D0000000VqoUIAS.

An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available until 11:59 p.m. on May 8, 2013 and can be accessed by dialing 877-289-8525 (toll-free) or 416-640-1917 (international) and entering the confirmation code: 4610979 followed by the number sign.

Please see below note (2) for a reconciliation of non-US GAAP- based financial measures used in this press release, to US GAAP based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“OpenText” or “the Company”), and declaration of quarterly dividends, may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on the Company's current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which the Company operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. The Company's assumptions, although considered reasonable by the Company at the date of this press release, may prove to be inaccurate and consequently the Company's actual results could differ materially from the expectations set out herein.
Actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products to be realized by customers; (viii) the demand for the Company's product and the extent of deployment of the company's products in the EIM marketplace; and (ix) the Company's financial condition and capital requirements. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof;  (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated there under; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (viii) the continuous commitment of the Company's customers; and (ix) demand for the Company's products.
For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: (415) 963-0825
New York: (646) 843-5621
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2013 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars, except share data)
	March 31, 2013	June 30, 2012
	(unaudited)
ASSETS
Cash and cash equivalents	$446,911	$559,747
Accounts receivable trade, net of allowance for doubtful accounts of $5,858 as of March 31, 2013 and $5,655 as of June 30, 2012	174,563	163,664
Income taxes recoverable	23,977	17,849
Prepaid expenses and other current assets	47,787	44,011
Deferred tax assets	15,727	4,003
Total current assets	708,965	789,274
Property and equipment	83,776	81,157
Goodwill	1,241,960	1,040,234
Acquired intangible assets	397,154	312,563
Deferred tax assets	141,501	115,128
Other assets	21,528	23,739
Deferred charges	58,598	68,653
Long-term income taxes recoverable	11,840	13,545
Total assets	$2,665,322	$2,444,293
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$199,501	$131,734
Current portion of long-term debt	48,475	41,374
Deferred revenues	297,130	273,987
Income taxes payable	6,323	27,806
Deferred tax liabilities	1,188	1,612
Total current liabilities	552,617	476,513
Long-term liabilities:
Accrued liabilities	19,109	14,247
Deferred credits	12,232	10,086
Pension liability	24,429	22,074
Long-term debt	525,000	555,000
Deferred revenues	10,824	12,653
Long-term income taxes payable	151,643	147,623
Deferred tax liabilities	71,972	26,705
Total long-term liabilities	815,209	788,388
Shareholders' equity:
Share capital
58,607,036 and 58,358,990 Common Shares issued and outstanding at March 31, 2013 and June 30, 2012, respectively; Authorized Common Shares: unlimited	643,296	635,321
Additional paid-in capital	96,159	95,026
Accumulated other comprehensive income	38,699	44,364
Retained earnings	548,416	442,068
Treasury stock, at cost (610,878 and 793,494 shares at March 31, 2013 and at June 30, 2012, respectively)	(29,074)	(37,387)
Total shareholders' equity	1,297,496	1,179,392
Total liabilities and shareholders' equity	$2,665,322	$2,444,293

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2013	2012	2013	2012
Revenues:
License	$69,035	$60,957	$200,816	$215,688
Cloud Services	44,437	—	135,472	—
Customer support	166,573	166,057	493,327	493,440
Professional service and other	57,650	65,333	186,454	192,721
Total revenues	337,695	292,347	1,016,069	901,849
Cost of revenues:
License	3,079	4,549	12,578	13,917
Cloud services	18,891	—	55,435	—
Customer support	27,497	27,987	81,597	82,724
Professional service and other	48,252	52,596	144,498	153,551
Amortization of acquired technology-based intangible assets	23,058	21,264	70,031	63,307
Total cost of revenues	120,777	106,396	364,139	313,499
Gross profit	216,918	185,951	651,930	588,350
Operating expenses:
Research and development	43,003	41,738	121,627	127,848
Sales and marketing	77,327	69,572	209,819	202,903
General and administrative	27,061	21,999	85,199	72,886
Depreciation	6,064	5,427	18,278	16,319
Amortization of acquired customer-based intangible assets	17,149	13,462	51,548	39,948
Special charges	5,444	6,450	17,267	18,776
Total operating expenses	176,048	158,648	503,738	478,680
Income from operations	40,870	27,303	148,192	109,670
Other income (expense), net	237	(1,804)	1,707	10,145
Interest expense, net	(4,109)	(4,761)	(12,992)	(11,154)
Income before income taxes	36,998	20,738	136,907	108,661
Provision for (recovery of) income taxes	11,187	(14,036)	30,559	(8,542)
Net income for the period	$25,811	$34,774	$106,348	$117,203
Earnings per share—basic	$0.44	$0.60	$1.82	$2.03
Earnings per share—diluted	$0.44	$0.59	$1.80	$2.00
Weighted average number of Common Shares outstanding—basic	58,596	58,038	58,514	57,765
Weighted average number of Common Shares outstanding—diluted	59,077	58,821	59,001	58,697

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2013	2012	2013	2012
Net income for the period	$25,811	$34,774	$106,348	$117,203
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	(3,325)	845	(4,790)	(11,127)
Net unrealized gain (loss) on cash flow hedges	(833)	1,738	(342)	(332)
Net actuarial gain (loss) relating to defined benefit pension plans	196	(3,316)	(533)	(3,522)
Total other comprehensive income (loss), net, for the period	$(3,962)	$(733)	$(5,665)	$(14,981)
Total comprehensive income	$21,849	$34,041	$100,683	$102,222

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income for the period	$25,811	$34,774	$106,348	$117,203
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	46,271	40,153	139,857	119,574
Share-based compensation expense	3,877	5,165	10,153	13,406
Excess tax benefits on share-based compensation expense	(1)	(2,215)	(612)	(2,710)
Pension expense	222	171	692	477
Amortization of debt issuance costs	519	588	1,591	1,166
Amortization of deferred charges and credits	2,762	3,078	8,620	8,457
Loss on sale and write down of property and equipment	—	—	24	203
Deferred taxes	(6,210)	(14,134)	(7,362)	(21,092)
Impairment and other non cash charges	—	—	—	1,345
Changes in operating assets and liabilities:
Accounts receivable	(5,019)	(9,237)	15,387	(9,264)
Prepaid expenses and other current assets	(3,445)	(11,148)	(2,061)	(3,107)
Income taxes	(1,019)	(3,833)	(14,907)	(950)
Deferred charges and credits	4,016	(9,425)	3,580	(24,078)
Accounts payable and accrued liabilities	(6,556)	(4,553)	(27,176)	(21,352)
Deferred revenue	54,930	66,303	18,192	8,497
Other assets	670	911	959	(1,131)
Net cash provided by operating activities	116,828	96,598	253,285	186,644
Cash flows from investing activities:
Additions of property and equipment	(5,875)	(4,694)	(15,792)	(21,381)
Purchase of patents	—	—	—	(193)
Purchase of System Solutions Australia Pty Limited, net of cash acquired	—	(214)	(516)	(1,738)
Purchase of Operitel Corporation, net of cash acquired	—	(131)	—	(6,391)
Purchase of Global 360 Holding Corp., net of cash acquired	—	—	—	(245,653)
Purchase of EasyLink Services International Corporation, net of cash acquired	—	—	(315,331)	—
Purchase of Resonate KT Limited, net of cash acquired	(19,366)	—	(19,366)	—
Purchase consideration for prior period acquisitions	(222)	(317)	(653)	(926)
Net cash used in investing activities	(25,463)	(5,356)	(351,658)	(276,282)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	1	2,215	612	2,710
Proceeds from issuance of Common Shares	1,128	7,075	7,530	18,336
Proceeds from long-term debt and revolver	—	—	—	648,500
Repayment of long-term debt and revolver	(7,670)	(7,664)	(23,008)	(341,520)
Debt issuance costs	—	(525)	—	(9,834)
Net cash provided by (used in) financing activities	(6,541)	1,101	(14,866)	318,192
Foreign exchange gain (loss) on cash held in foreign currencies	(5,171)	2,652	403	(3,788)
Increase (decrease) in cash and cash equivalents during the period	79,653	94,995	(112,836)	224,766
Cash and cash equivalents at beginning of the period	367,258	413,911	559,747	284,140
Cash and cash equivalents at end of the period	$446,911	$508,906	$446,911	$508,906

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-US GAAP net income and non-US GAAP EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company's results. The Company uses the financial measures non-US GAAP EPS and non-US GAAP net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of non-US GAAP net income and non-US GAAP EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Non-US GAAP net income and non-US GAAP EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation, and restructuring, all net of tax. The Company's management believes that the presentation of non-US GAAP net income and non-US GAAP EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, such as amortization of acquired intangible assets, restructuring costs, share-based compensation, other income (expense) and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.

The following charts provide (unaudited) reconciliations of US GAAP based financial measures to non-US GAAP based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the three months ended March 31, 2013. ($ in thousands except for per share amounts)
	Three Months Ended March 31, 2013
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Cloud services	18,891	(50)	(1)	18,841
Customer Support	27,497	(130)	(1)	27,367
Professional Service and Other	48,252	(295)	(1)	47,957
Amortization of acquired technology-based intangible assets	23,058	(23,058)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	216,918	23,533		240,451
Operating Expenses
Research and development	43,003	(498)	(1)	42,505
Sales and marketing	77,327	(2,634)	(1)	74,693
General and administrative	27,061	(270)	(1)	26,791
Amortization of acquired customer-based intangible assets	17,149	(17,149)	(2)	—
Special charges	5,444	(5,444)	(3)	—
GAAP-based income from operations / Non-GAAP-based income from operations	40,870	49,528		90,398
Other income (expense), net	237	(237)	(4)	—
Provision for income taxes	11,187	893	(5)	12,080
GAAP-based net income / Non-GAAP-based net income	25,811	48,398	(6)	74,209
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$0.44	$0.82	(6)	$1.26

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 30% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended March 31, 2013
		Per share
Non-GAAP-based net income	$74,209	$1.26
Less:
Amortization	40,207	0.68
Share-based compensation	3,877	0.07
Special charges	5,444	0.09
Other (income) expense, net	(237)	—
GAAP-based provision for income taxes	11,187	0.19
Non-GAAP-based provision for income taxes	(12,080)	(0.21)
GAAP-based net income	$25,811	$0.44

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the nine months ended March 31, 2013. ($ in thousands except for per share amounts)
	Nine Months Ended March 31, 2013
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Cloud services	55,435	(80)	(1)	55,355
Customer Support	81,597	(275)	(1)	81,322
Professional Service and Other	144,498	(660)	(1)	143,838
Amortization of acquired technology-based intangible assets	70,031	(70,031)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	651,930	71,046		722,976
Operating Expenses
Research and development	121,627	(1,167)	(1)	120,460
Sales and marketing	209,819	(5,953)	(1)	203,866
General and administrative	85,199	(2,018)	(1)	83,181
Amortization of acquired customer-based intangible assets	51,548	(51,548)	(2)	—
Special charges	17,267	(17,267)	(3)	—
GAAP-based income from operations / Non-GAAP-based income from operations	148,192	148,999		297,191
Other income (expense), net	1,707	(1,707)	(4)	—
Provision for income taxes	30,559	9,229	(5)	39,788
GAAP-based net income / Non-GAAP-based net income	106,348	138,063	(6)	244,411
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$1.80	$2.34	(6)	$4.14

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 22% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Nine Months Ended March 31, 2013
		Per share
Non-GAAP-based net income	$244,411	$4.14
Less:
Amortization	121,579	2.06
Share-based compensation	10,153	0.17
Special charges	17,267	0.29
Other (income) expense, net	(1,707)	(0.03)
GAAP-based provision for income taxes	30,559	0.52
Non-GAAP-based provision for income taxes	(39,788)	(0.67)
GAAP-based net income	$106,348	$1.80

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the three months ended December 31, 2012. ($ in thousands except for per share amounts)
	Three Months Ended December 31, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Cloud services	18,261	(30)	(1)	18,231
Customer Support	28,277	(107)	(1)	28,170
Professional Service and Other	47,664	(188)	(1)	47,476
Amortization of acquired technology-based intangible assets	23,191	(23,191)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	229,456	23,516		252,972
Operating Expenses
Research and development	38,718	(331)	(1)	38,387
Sales and marketing	67,977	(1,653)	(1)	66,324
General and administrative	30,005	(865)	(1)	29,140
Amortization of acquired customer-based intangible assets	17,147	(17,147)	(2)	—
Special charges	2,269	(2,269)	(3)	—
GAAP-based income from operations / Non-GAAP-based income from operations	67,235	45,781		113,016
Other income (expense), net	1,541	(1,541)	(4)	—
Provision for income taxes	3,153	12,037	(5)	15,190
GAAP-based net income / Non-GAAP-based net income	61,108	32,203	(6)	93,311
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$1.04	$0.54	(6)	$1.58

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 5% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2012
		Per share
Non-GAAP-based net income	$93,311	$1.58
Less:
Amortization	40,338	0.68
Share-based compensation	3,174	0.05
Special charges	2,269	0.04
Other (income) expense, net	(1,541)	(0.03)
GAAP-based provision for income taxes	3,153	0.05
Non-GAAP-based provision for income taxes	(15,190)	(0.25)
GAAP-based net income	$61,108	$1.04

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the six months ended December 31, 2012. ($ in thousands except for per share amounts)
	Six Months Ended December 31, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Cloud services	36,544	(30)	(1)	36,514
Customer Support	54,100	(145)	(1)	53,955
Professional Service and Other	96,246	(365)	(1)	95,881
Amortization of acquired technology-based intangible assets	46,973	(46,973)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	435,012	47,513		482,525
Operating Expenses
Research and development	78,624	(669)	(1)	77,955
Sales and marketing	132,492	(3,319)	(1)	129,173
General and administrative	58,138	(1,748)	(1)	56,390
Amortization of acquired customer-based intangible assets	34,399	(34,399)	(2)	—
Special charges	11,823	(11,823)	(3)	—
GAAP-based income from operations / Non-GAAP-based income from operations	107,322	99,471		206,793
Other income (expense), net	1,470	(1,470)	(4)	—
Provision for income taxes	19,372	8,335	(5)	27,707
GAAP-based net income / Non-GAAP-based net income	80,537	89,666	(6)	170,203
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$1.37	$1.52	(6)	$2.89

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 19% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2012
		Per share
Non-GAAP-based net income	$170,203	$2.89
Less:
Amortization	81,372	1.38
Share-based compensation	6,276	0.11
Special charges	11,823	0.20
Other (income) expense, net	(1,470)	(0.02)
GAAP-based provision for income taxes	19,372	0.33
Non-GAAP-based provision for income taxes	(27,707)	(0.48)
GAAP-based net income	$80,537	$1.37

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended March 31, 2012. ($ in thousands except for per share amounts)
	Three Months Ended March 31, 2012
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	27,987	(53)	(1)	27,934
Professional Service and Other	52,596	(203)	(1)	52,393
Amortization of acquired technology-based intangible assets	21,264	(21,264)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	185,951	21,520		207,471
Operating Expenses
Research and development	41,738	(1,028)	(1)	40,710
Sales and marketing	69,572	(2,594)	(1)	66,978
General and administrative	21,999	(1,287)	(1)	20,712
Amortization of acquired customer-based intangible assets	13,462	(13,462)	(2)	—
Special charges	6,450	(6,450)	(3)	—
GAAP-based income from operations / Non-GAAP-based income from operations	27,303	46,341		73,644
Other income (expense), net	(1,804)	1,804	(4)	—
Provision for (recovery of) income taxes	(14,036)	23,680	(5)	9,644
GAAP-based net income / Non-GAAP-based net income	34,774	24,465	(6)	59,239
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$0.59	$0.42	(6)	$1.01

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 68% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended March 31, 2012
		Per share
Non-GAAP-based net income	$59,239	$1.01
Less:
Amortization	34,726	0.59
Share-based compensation	5,165	0.09
Special charges	6,450	0.11
Other (income) expense, net	1,804	0.03
GAAP-based provision for (recovery of) income taxes	(14,036)	(0.24)
Non-GAAP-based provision for income taxes	(9,644)	(0.16)
GAAP-based net income	$34,774	$0.59

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the nine months ended March 31, 2012. ($ in thousands except for per share amounts)
	Nine Months Ended March 31, 2012
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	82,724	(112)	(1)	82,612
Professional Service and Other	153,551	(408)	(1)	153,143
Amortization of acquired technology-based intangible assets	63,307	(63,307)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	588,350	63,827		652,177
Operating Expenses
Research and development	127,848	(2,872)	(1)	124,976
Sales and marketing	202,903	(6,040)	(1)	196,863
General and administrative	72,886	(3,974)	(1)	68,912
Amortization of acquired customer-based intangible assets	39,948	(39,948)	(2)	—
Special charges	18,776	(18,776)	(3)	—
GAAP-based income from operations / Non-GAAP-based income from operations	109,670	135,437		245,107
Other income (expense), net	10,145	(10,145)	(4)	—
Provision for (recovery of) income taxes	(8,542)	41,295	(5)	32,753
GAAP-based net income / Non-GAAP-based net income	117,203	83,997	(6)	201,200
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$2.00	$1.43	(6)	$3.43

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 8% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Nine Months Ended March 31, 2012
		Per share
Non-GAAP-based net income	$201,200	$3.43
Less:
Amortization	103,255	1.76
Share-based compensation	13,406	0.23
Special charges	18,776	0.32
Other (income) expense, net	(10,145)	(0.17)
GAAP-based provision for (recovery of) income taxes	(8,542)	(0.15)
Non-GAAP-based provision for income taxes	(32,753)	(0.56)
GAAP-based net income	$117,203	$2.00

(3)	The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and nine months ended March 31, 2013:

	Three Months Ended March 31, 2013
Currencies	% of Revenue	% of Expenses*
EURO	29%	17%
GBP	8%	8%
CAD	6%	19%
USD	47%	42%
Other	10%	14%
Total	100%	100%

	Nine Months Ended March 31, 2013
Currencies	% of Revenue	% of Expenses*
EURO	26%	17%
GBP	8%	8%
CAD	6%	18%
USD	49%	43%
Other	11%	14%
Total	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges.